Fees Summary	Apr. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 200,000,000
Previously Paid Amount	0
Total Fee Amount	16,835.18
Total Offset Amount	0
Net Fee	$ 16,835.18